Exhibit 10.3

CONFIDENTIAL TREATMENT REQUESTED BY BEST BUY CO., INC. FOR PORTIONS OF THIS EXHIBIT PURSUANT TO RULE 24b-2 ADOPTED UNDER THE FREEDOM OF INFORMATION ACT (“FOIA”) AND SECTION 552(b)(4) OF FOIA

SUPPLEMENTAL CONFIRMATION

To:	Best Buy Co., Inc. 7601 Penn Avenue South Richfield, MN 55423

From:	Goldman, Sachs & Co.

Subject:	Collared Accelerated Stock Buyback

Ref. No:	SDB1625958184

Date:	June 26, 2007

The purpose of this Supplemental Confirmation is to confirm the terms and conditions of the Transaction entered into between Goldman, Sachs & Co. (“GS&Co.”) and Best Buy Co., Inc. (“Counterparty”) (together, the “Contracting Parties”) on the Trade Date specified below.  This Supplemental Confirmation is a binding contract between GS&Co. and Counterparty as of the relevant Trade Date for the Transaction referenced below.

1.             This Supplemental Confirmation supplements, forms part of, and is subject to the Master Confirmation dated as of June 26, 2007 (the “Master Confirmation”) between the Contracting Parties, as amended and supplemented from time to time.  All provisions contained in the Master Confirmation govern this Supplemental Confirmation except as expressly modified below.

2.             The terms of the Transaction to which this Supplemental Confirmation relates are as follows:

Trade Date:	June 26, 2007

Forward Price Adjustment Amount:	*

Hedge Period Start Date:	*

Hedge Period End Date:	* or such earlier day as elected by GS&Co.; provided that GS&Co. shall choose the same Hedge Period End Date for each of the transactions with the same Trade Date as this Transaction.

Scheduled Termination Date:	February 29, 2008

First Acceleration Date:	*

Prepayment Amount:	USD500,000,000

Prepayment Date:	July 2, 2007

Initial Share Delivery Date:	July 5, 2007

* Confidential material omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

Initial Shares:

7,072,279; provided that if GS&Co. is unable to borrow or otherwise acquire a number of Shares equal to the Initial Shares for delivery to Counterparty on the Initial Share Delivery Date, the Initial Shares shall be reduced to such number of Shares that GS&Co. is able to so borrow or otherwise acquire.

Interim Shares:	As set forth in the Trade Notification, the Minimum Shares.

Minimum Shares:	As set forth in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) 110% of the Hedge Period Reference Price.

Maximum Shares:	As set for in the Trade Notification, to be a number of Shares equal to (a) the Prepayment Amount divided by (b) 95% of the Hedge Period Reference Price.

Ordinary Dividend Amount:

With respect to the quarterly dividend of the Issuer for the fiscal quarter of the Issuer beginning June 3, 2007, which is payable on July 31, 2007 to shareholders of record as of the close of business on July 10, 2007, USD 0.10.  For any fiscal quarter of the Issuer thereafter, USD 0.13.

Additional Relevant Days:

The 10 Exchange Business Days immediately following the later of the last day of the Calculation Period or, if applicable, any settlement date pursuant to the terms of Annex A not in respect of a Second Settlement.

3.             Counterparty represents and warrants to GS&Co. that neither it nor any “affiliated purchaser” (as defined in Rule 10b-18 under the Exchange Act) has made any purchases of blocks pursuant to the proviso in Rule 10b-18(b)(4) under the Exchange Act during the four full calendar weeks immediately preceding the Trade Date.

4.             This Supplemental Confirmation may be executed in any number of counterparts, all of which shall constitute one and the same instrument, and any party hereto may execute this Supplemental Confirmation by signing and delivering one or more counterparts.

* Confidential material omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.

2

Yours sincerely,

GOLDMAN, SACHS & CO.

By:	/s/ Debra Tageldein
Authorized Signatory

Agreed and Accepted By:

BEST BUY CO., INC.

By:	/s/ Ryan D. Robinson
	Name:	Ryan D. Robinson
	Title:	Senior Vice President and Chief Financial
Officer – New Growth Platforms

*Confidential material omitted and filed separately with the U.S. Securities and Exchange Commission pursuant to a request for confidential treatment.